SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 19, 2003
                                                --------------------------------

                                  FIRST MONTAUK FINANCIAL CORP.
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               (Exact name of Registrant as specified in charter)


  New Jersey                          0-6729                        22-1737915
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(State or other jurisdic-          (Commission              (IRS Employer
 tion of incorporation)            File Number)             Identification No.)

Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, N.J.      07701
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  (732) 842-4700
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         (Former name or former address, if changed since last report.)

Item 7: Financial Statements and Exhibits.

(c)        Exhibits

           The following exhibit is filed herewith:

Exhibit No.                         Description
-----------                         -----------
99.1                                Press release issued by First Montauk
                                    Financial Corp. dated May 19, 2003.

Item 9: Regulation FD Disclosure (Information Provided Under Item 12 - Results of Operations and Financial Condition).

This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         On May 19, 2003, First Montauk Financial Corp. (the "Registrant") issued a press release announcing results for the fiscal quarter ended March 31, 2003. A copy of the press release is attached as exhibit 99.1. The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2003                          First Montauk Financial Corp.
                                             (Registrant)



                                             By /s/ William J. Kurinsky
                                               ---------------------------------
                                               William J. Kurinsky
                                               Chief Financial Officer

                                                        Exhibit 99.1

                         FIRST MONTAUK FINANCIAL CORP.
                                  [Letterhead]





                              FOR IMMEDIATE RELEASE

                            FIRST MONTAUK ANNOUNCES
                      FIRST QUARTER RESULTS FOR FISCAL 2003

Red Bank, NJ - May 19, 2003 - First Montauk Financial Corp. (OTC/BB: FMFK), a nationwide provider of investment services through independent financial professionals, today announced financial results for the first quarter ended March 31, 2003.

Revenues for the first quarter decreased to $10.9 million, compared to $12.7 million for the same period in 2002. The Company reported a net loss applicable to common stockholders of $496,000, or ($.06) per basic and diluted share for the 2003 three-month period compared to a net loss applicable to common stockholders of $296,000, or ($.04) per basic and diluted share for the first quarter of fiscal 2002.

Herb Kurinsky, President and CEO of Montauk Financial Group, commented, "The weakness we saw in fiscal 2002 has continued into the first quarter of 2003. Ongoing lack of investor confidence, economic weakness and uncertainty in the geopolitical situation have all combined to negatively impact revenues."

"Management has taken a number of steps to reduce overhead in an effort to return the Company to profitability. Meanwhile, our recruiting efforts are ongoing and we continue to attract financial professionals seeking independence, positioning us to benefit from a turnaround in the financial markets." Kurinsky added.

Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with approximately 60,000 retail and institutional accounts. The Company's ability to offer quality support services, research advanced networked information systems and a competitive commission payout structure has attracted approximately 500 independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com.

Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control, including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Factors Affecting Forward Looking Statements" in the Company's Form 10-Q for the first quarter ended March 31, 2003 as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.

                 FIRST MONTAUK FINANCIAL CORP. AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA

                     In 000's (except for per share amounts)


                                        Three months Ended March 31,
                                          2003              2002
                                          -----             ----
                                       (unaudited)      (unaudited)

Revenues                                $10,956          $12,748
                                         ------           ------
Expenses                                 11,427           13,044
                                         ------           ------

Net loss                                 $ (471)           $(296)
                                          =====             ====
Net loss applicable
to common stockholders                   $ (496)           $(321)
                                          =====             ====
Per share of common stock:
Basic and diluted                         (0.06)           (0.04)
                                          =====             ====
Number of common shares
used in basic and diluted
loss per share                        8,527,164        8,622,284
                                      =========        =========



Contact:
                                                     Katy Paul
Montauk Financial Group                              Shareholder Relations
William J. Kurinsky, CFO                             732-842-4700, ext. 4220
(800) 876-3672, ext. 4227                            info@montaukfinancial.com